UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2017

Proofpoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35506	51-041486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

892 Ross Drive, Sunnyvale CA	94089
(Address of principal executive offices)	(Zip Code)

(408) 517-4710

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2017, Anthony Bettencourt informed the Company of his resignation from the Board of Directors of Proofpoint, Inc. In addition to serving on the Board, Mr. Bettencourt had been a member of the Nominating and Governance Committee of Proofpoint, Inc. His resignation became effective on January 24, 2017 and was not due to any disagreement with the Company or its management.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proofpoint, Inc.

Date: January 26, 2017	By:	/s/ Paul Auvil
Paul Auvil
Chief Financial Officer

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